This Letter of Transmittal is being used with respect to the outstanding 11 1/4% Senior Discount Notes due 2014 (the "Outstanding Notes") of AMH Holdings, Inc., a Delaware corporation (the "Company").

                               AMH HOLDINGS, INC.
                             LETTER OF TRANSMITTAL
                               OFFER TO EXCHANGE
                         11 1/4% SENIOR DISCOUNT NOTES
                  DUE 2014 THAT HAVE BEEN REGISTERED UNDER THE
                       SECURITIES ACT OF 1933, AS AMENDED
                         FOR ALL ISSUED AND OUTSTANDING
                     11 1/4% SENIOR DISCOUNT NOTES DUE 2014
             PURSUANT TO THE PROSPECTUS DATED               , 2004

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
            , 2004, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     If you desire to tender your Outstanding Notes in the Exchange Offer (as defined below), this Letter of Transmittal (the "Letter of Transmittal") should be completed, signed and submitted to the Exchange Agent at the following address or by facsimile:
                                Exchange Agent:

                            WILMINGTON TRUST COMPANY

By Registered or Certified Mail:    By Hand/Overnight Delivery:              By Facsimile:
    Wilmington Trust Company          Wilmington Trust Company        (Eligible Institutions Only)
    DC-1626 Processing Unit          Corporate Capital Markets               (302) 636-4145
          PO Box 8861                 1100 North Market Street
   Wilmington, DE 19899-8861         Wilmington, DE 19890-1626           Confirm by Telephone:
                                                                             (302) 636-6470

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE IT IS COMPLETED AND RETURNED TO THE EXCHANGE AGENT.

     For any questions or additional information regarding this Letter of Transmittal, you may contact the Exchange Agent.

     The undersigned acknowledges that he or she has received and reviewed the
Company's Prospectus, dated           , 2004 (the "Prospectus") and this Letter
of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange up to $446,000,000 aggregate principal amount at maturity of the Company's 11 1/4% Senior Discount Notes due 2014 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like aggregate principal amount at maturity of the Company's Outstanding Notes.

     For each $1,000 principal amount at maturity of Outstanding Notes accepted for exchange, the registered holder of such Outstanding Notes (collectively with all other registered holders of Outstanding Notes, the "Holders," and individually, a "Holder") will receive $1,000 principal amount at maturity of Exchange Notes and integral multiples of $1,000. The Exchange Notes accrete at the rate of 11 1/4% per annum, compounded semiannually on March 1 and September 1 of each year, to, but not including, March 1, 2009. From and after March 1, 2009, cash interest on the Exchange Notes will accrue at the rate of 11 1/4% per annum, and will be payable semiannually in arrears on March 1 and September 1, commencing on September 1, 2009, until maturity. Outstanding Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Accordingly, Holders whose Outstanding Notes are accepted for exchange will not receive any cash payment in respect of accrued interest on such Outstanding Notes otherwise payable from and after March 1, 2009 and on each interest payment date thereafter.

     This Letter of Transmittal is to be completed by a Holder of Outstanding Notes either if certificates are to be forwarded herewith or if a tender of certificates for Outstanding Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering" section of the Prospectus. Holders of Outstanding Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Outstanding Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in "The Exchange
Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1 herein. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the tendered Outstanding Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the tendered Outstanding Notes to the Company or cause ownership of the tendered Outstanding Notes to be transferred to, or upon the order of, the Company, on the books of the registrar for the Outstanding Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon acceptance by the Company of the tendered Outstanding Notes pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered Outstanding Notes, all in accordance with the terms of the Exchange Offer.

     The undersigned hereby tenders the Outstanding Notes described in the box entitled "Description of Outstanding Notes Tendered" herein, has completed the appropriate boxes below and has signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount at maturity of Outstanding Notes indicated below. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Notes as are being tendered hereby.
     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Outstanding Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that (i) any Exchange Notes acquired in exchange for Outstanding Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, (ii) neither the Holder nor any other person acting on the Holder's behalf is engaging in or intends to engage in a distribution of such Exchange Notes, (iii) neither the Holder of such Outstanding Notes nor any other person acting on the Holder's behalf has an arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of such Exchange Notes,
(iv) neither the Holder of such Outstanding Notes nor any other person acting on the Holder's behalf is an "affiliate" of the Company or any of its subsidiaries, as that term is defined in Rule 405 of the Securities Act and (v) if the Holder or any other person acting on behalf the Holder is a broker-dealer, the Holder will receive Exchange Notes for its own account in exchange for its Outstanding Notes that were acquired as a result of market-making activities or other trading activities, and the Holder acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes.
     The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "Commission"), as set forth in no-action letters issued to third parties, that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Outstanding Notes may be offered for resale, resold and otherwise transferred by a Holder thereof (other than a Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holder's business and such Holder has no arrangement with any person to participate in a distribution of such Exchange Notes. However, the Commission has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If any Holder is an affiliate of the Company, is engaged in or intends to engage in, or has any arrangement or understanding with any person to participate in, a distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such Holder could not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it may be a statutory underwriter and it acknowledges that it must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.
     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby. The undersigned understands that tenders of Outstanding Notes pursuant to the procedures described under the caption "The Exchange Offer" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal Rights." All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal Rights" section of the Prospectus.
     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" herein, please issue the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Outstanding Notes, please credit the account indicated below maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" herein, please send the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) to the undersigned at the address shown in the box herein entitled "Description of Outstanding Notes Delivered."

THE UNDERSIGNED, BY COMPLETING THE BOX BELOW ENTITLED "DESCRIPTION OF OUTSTANDING NOTES DELIVERED" AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED OUTSTANDING NOTES AS SET FORTH IN SUCH BOX.
    List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount at maturity of Outstanding Notes should be listed on a separate signed schedule affixed hereto.

--------------------------------------------------------------------------------------------------------------------
                                     DESCRIPTION OF OUTSTANDING NOTES TENDERED
--------------------------------------------------------------------------------------------------------------------
                                                                           AGGREGATE PRINCIPAL
  NAMES(S) AND ADDRESS(ES) OF REGISTERED HOLDERS(S)                        AMOUNT AT MATURITY   PRINCIPAL AMOUNT AT
EXACTLY AS NAME(S) APPEAR(S) ON NOTE(S) CERTIFICATE(S)     CERTIFICATE       REPRESENTED BY      MATURITY TENDERED
              (PLEASE FILL IN, IF BLANK)                   NUMBER(S)*        CERTIFICATE(S)     (IF LESS THAN ALL)**
--------------------------------------------------------------------------------------------------------------------

                                                        ------------------------------------------------------------

                                                        ------------------------------------------------------------

                                                        ------------------------------------------------------------

                                                             Totals:

--------------------------------------------------------------------------------------------------------------------

 * Need not be completed if Outstanding Notes are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the Outstanding Notes represented by the listed certificates. See Instruction 3. Outstanding Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple of $1,000. See Instruction 1.

--------------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution
--------------------------------------------------------------------------------

     DTC Account Number
--------------------------------------------------------------------------------

     Transaction Code Number
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name of Registered Holder
--------------------------------------------------------------------------------

     Window Ticket Number (if any)
--------------------------------------------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery
--------------------------------------------------------------------------------

     Name of Institution Which Guaranteed Delivery
--------------------------------------------------------------------------------

     IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

     DTC Account Number
--------------------------------------------------------------------------------

     Transaction Code Number
--------------------------------------------------------------------------------

[ ] CHECK HERE IF OUTSTANDING NOTES ARE TENDERED BY BOOK-ENTRY AND UN-EXCHANGED OUTSTANDING NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND ANY AMENDMENTS OR SUPPLEMENTS THERETO (UNLESS OTHERWISE SPECIFIED, 10 ADDITIONAL COPIES WILL BE FURNISHED.)

     Name
--------------------------------------------------------------------------------

     Address
--------------------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                              (SEE INSTRUCTION 5)

  To be completed ONLY if certificates for Outstanding Notes not exchanged and/or Exchange Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal below or if Outstanding Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue Exchange Notes and/or Outstanding Notes to:

Name:
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (ZIP CODE)

--------------------------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

[ ] Credit unexchanged Outstanding Notes delivered by book-entry transfer to the
    Book-Entry Transfer Facility account set forth below.
--------------------------------------------------------------------------------
                     (BOOK-ENTRY TRANSFER FACILITY ACCOUNT)

                         SPECIAL DELIVERY INSTRUCTIONS
                              (SEE INSTRUCTION 5)

  To be completed ONLY if certificates for Outstanding Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal below or to such person or persons at an address other than shown in the box entitled "Description of Outstanding Notes Delivered" on this Letter of Transmittal above.

Mail Exchange Notes and/or Outstanding Notes to:

Name:
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (ZIP CODE)

--------------------------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

             PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL CAREFULLY
                        BEFORE COMPLETING ANY BOX ABOVE

                            HOLDERS PLEASE SIGN HERE
             (PLEASE COMPLETE THE ACCOMPANYING SUBSTITUTE FORM W-9)

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
               (SIGNATURE(S) OF HOLDERS OR AUTHORIZED SIGNATORY)

Dated: ------------------------------ , 2004
If a Holder is tendering any Outstanding Notes, this Letter of Transmittal must be signed by the Holder(s) as the name(s) appear(s) on the certificate(s) for the Outstanding Notes or by any person(s) authorized to become Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4.

Name:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Area Code and Telephone Number:
--------------------------------------------------------------------------------

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 4)

Authorized Signature:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------

Title:
--------------------------------------------------------------------------------

Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
--------------------------------------------------------------------------------

Dated: ------------------------------ , 2004

                                  INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE COMPANY'S OFFER TO EXCHANGE THE
  11 1/4% SENIOR DISCOUNT NOTES DUE 2014, WHICH HAVE BEEN REGISTERED UNDER THE
    SECURITIES ACT OF 1933, AS AMENDED, FOR ALL OF THE COMPANY'S ISSUED AND
              OUTSTANDING 11 1/4% SENIOR DISCOUNT NOTES DUE 2014.

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OUTSTANDING NOTES; GUARANTEED DELIVERY PROCEDURES

     This Letter of Transmittal is to be completed by Holders of Outstanding Notes either if certificates representing the Outstanding Notes are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering" section of the Prospectus. Certificates for all physically tendered Outstanding Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Outstanding Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple of $1,000.

     Holders whose certificates for Outstanding Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Outstanding Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) on or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, overnight carrier, mail or hand delivery), setting forth the name and address of the Holder of Outstanding Notes and the amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and any other documents required by this Letter of Transmittal, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of this Letter of Transmittal, the Outstanding Notes and all other required documents is at the election and risk of the tendering Holders, but delivery will be deemed made only upon actual receipt or confirmation by the Exchange Agent. Instead of delivery by mail, the Company recommends that you use an overnight or hand delivery service. If Outstanding Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured with return receipt requested, and made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

     See "The Exchange Offer" section of the Prospectus.

2.  BENEFICIAL OWNER INSTRUCTIONS TO REGISTERED HOLDERS

     Only a Holder in whose name appears on a DTC security position listing as a Holder of Outstanding Notes, or the legal representative or attorney-in-fact of such registered Holder, may execute and deliver this Letter of Transmittal. Any beneficial owner of tendered Outstanding Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the Instructions of Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner form accompanying this Letter of Transmittal.

3.  PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY
    TRANSFER)

     Tenders of Outstanding Notes will be accepted only in principal amounts at maturity of $1,000 or integral multiples of $1,000. If less than all of the Outstanding Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount at maturity of Outstanding Notes to be tendered in the box above entitled "Description of Outstanding Notes Delivered -- Principal Amount Tendered." A reissued certificate representing the balance of non-tendered Outstanding Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box of this Letter of Transmittal, promptly after the Expiration Date. See Instruction 5. All of the Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

4. SIGNATURES ON THIS LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS, GUARANTEE OF SIGNATURES

     If this Letter of Transmittal is signed by the Holder of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Outstanding Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

     If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

     When this Letter of Transmittal is signed by the Holder or Holders of the Outstanding Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If however, the Exchange Notes are to be issued, or any untendered Outstanding Notes are to be reissued, to a person other than the Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the Holder or Holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the Holder or Holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or other persons acting in a fiduciary or representative capacity, such persons should indicate their capacity when signing, and, unless waived by the Company, submit proper evidence satisfactory to the Company demonstrating their authority to act on your behalf.

     ENDORSEMENTS ON CERTIFICATES FOR OUTSTANDING NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 4 MUST BE GUARANTEED BY A FINANCIAL INSTITUTION (INCLUDING MOST BANKS, SAVINGS AND LOAN ASSOCIATIONS AND BROKERAGE HOUSES) THAT IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM, THE STOCK EXCHANGE MEDALLION PROGRAM OR AN "ELIGIBLE GUARANTOR INSTITUTION" WITHIN THE MEANING OF RULE 17Ad-15 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (EACH, AN "ELIGIBLE INSTITUTION").

     SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OUTSTANDING NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OUTSTANDING NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OUTSTANDING NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OF TRANSMITTAL, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

5.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS

     Tendering Holders of Outstanding Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Outstanding Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, such Outstanding Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

6.  TRANSFER TAXES

     Except as set forth in this Instruction 6, the Company will pay all transfer taxes, if any, applicable to the transfer of Outstanding Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Outstanding Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the Holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Outstanding Notes to the Company or its order pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed to such tendering Holder and the Exchange Agent will retain possession of an amount of Exchange Notes with a face amount equal to the amount of such transfer taxes due by such tendering Holder pending receipt by the Exchange Agent of the amount of such taxes.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes specified in this Letter of Transmittal.

7.  WAIVER OF CONDITIONS

     The Company reserves the absolute right to amend or waive satisfaction of any or all conditions enumerated in the Prospectus.

8.  NO CONDITIONAL TENDERS

     No alternative, conditional or contingent tenders will be accepted. All tendering Holders of Outstanding Notes, by execution of this Letter of Transmittal, or facsimile thereof, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

     Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give any notification.

9.  MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES

     Any Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. ACCEPTANCE OF TENDERED OUTSTANDING NOTES AND ISSUANCE OF EXCHANGE NOTES; RETURN OF OUTSTANDING NOTES


     Subject to the terms and conditions of the Exchange Offer, the acceptance for exchange of Outstanding Notes validly tendered and not properly withdrawn and the delivery of Exchange Notes will be made as promptly as practicable after the Expiration Date. For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Outstanding Notes and not properly withdrawn Outstanding Notes when, as and if the Company has given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any tendered Outstanding Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, then such unexchanged Outstanding Notes will be returned, at the Company's expense, to the undersigned at the address shown in the Box entitled "Description of Outstanding Notes Delivered" or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date or the termination of the applicable Exchange Offer therefor.

11.  WITHDRAWAL OF TENDERS

     Tenders of Outstanding Notes may be withdrawn at any time before 5:00 p.m., New York City time, on the Expiration Date. For a withdrawal to be effective, an electronic transmission through DTC's Automated Tender Offer Program, or, for non-DTC participants, a written notice of withdrawal must be received by the Exchange Agent at one of the addresses set forth above before 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must specify the name of the person having tendered the Outstanding Notes to be withdrawn, identify the Outstanding Notes to be withdrawn (including the certificate number or numbers, if any, and the principal amount at maturity of such Outstanding Notes), be signed by the Holder in the same manner as the original signature on this Letter of Transmittal by which such Outstanding Notes were tendered or be accompanied by documents of transfer sufficient to have the trustee of such Outstanding Notes register the transfer of such Outstanding Notes into the name of the Holder, and specify the name in which such Outstanding Notes are registered, if different from that of the withdrawing Holder. If certificates for Outstanding Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the release of such certificates the withdrawing Holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such Holder is an Eligible Institution in which case such guarantee will not be required. If Outstanding Notes have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Outstanding Notes and otherwise comply with the procedures of such facility. The Company will determine all questions as to the validity, form and eligibility (including time of receipt) of such notices, and our determination will be final and binding on all parties. Any Outstanding Notes so withdrawn will not be considered to have been validly tendered for exchange for purposes of the Exchange Offer. The Company will return to the Holder any Outstanding Notes which have been tendered for exchange but which are not exchanged for any reason without cost to such Holder (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures described above, such Outstanding Notes will be credited to an account maintained with such Book-Entry Transfer Facility for the Outstanding Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Notes may be retendered by following one of the procedures set forth in "The Exchange Offer -- Procedures for Tendering" section of the Prospectus at any time on or prior to the Expiration Date.

12.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and other related documents may be directed to the Exchange Agent at the address indicated above.

                           IMPORTANT TAX INFORMATION

     Under current United States federal income tax law, a Holder of Outstanding Notes whose tendered Notes are accepted for exchange may be subject to backup withholding tax unless the Holder provides the Company (as payor), through the Exchange Agent, with Substitute Form W-9, as described below in "Purpose of Substitute Form W-9" or otherwise establishes a basis for exemption. Accordingly, each prospective Holder of Exchange Notes to be issued pursuant to Special Issuance Instructions should complete the attached Substitute Form W-9. The Substitute Form W-9 need not be completed if the box entitled Special Issuance Instructions has not been completed.

     Certain Holders of Exchange Notes (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding tax and information reporting requirements. Exempt prospective Holders of Exchange Notes should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Company, through the Exchange Agent, a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the Holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.


     If backup withholding tax applies, the Company is required to withhold 28% of any payment made to the Holder of Exchange Notes or other payee. Backup withholding tax is not an additional United States federal income tax. Rather, the United States federal income tax liability of persons subject to backup withholding tax will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.


PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding tax on any Exchange Notes delivered pursuant to the Exchange Offer and any payments received in respect of the Exchange Notes, each prospective Holder of Exchange Notes to be issued pursuant to Special Issuance Instructions should provide the Company, through the Exchange Agent, with either: (i) (a) such prospective Holder's correct TIN on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such prospective Holder has applied for and is awaiting a TIN); (b) certification that (A) such prospective Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding tax as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified such prospective Holder that he or she is no longer subject to backup withholding tax and (c) certification that the Holder is a United States person; or (ii) an adequate basis for exemption from backup withholding tax. If such Holder is an individual, the TIN is such Holder's social security number. If the Exchange Agent is not provided with the correct TIN, the Holder of the Exchange Notes may be subject to certain penalties imposed by the Internal Revenue Service unless such failure is due to reasonable cause and not to willful neglect.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The prospective Holder of Exchange Notes to be issued pursuant to Special Issuance Instructions is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the prospective record owner of the Exchange Notes. If the Exchange Notes will be held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report.

                  TO BE COMPLETED BY CERTAIN TENDERING HOLDERS
                        (SEE IMPORTANT TAX INFORMATION)

------------------------------------------------------------------------------------------------------------------
                                      PAYOR'S NAME: WILMINGTON TRUST COMPANY
------------------------------------------------------------------------------------------------------------------
        SUBSTITUTE          PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX
         FORM W-9           AT RIGHT OR INDICATE THAT YOU APPLIED FOR A    TIN: ------------------------------------------
                            TIN AND CERTIFY BY SIGNING AND DATING BELOW.   Social Security Number
                                                                           OR
                                                                           ------------------------------------------
                                                                           Employer Identification Number
                            --------------------------------------------------------------------------------------


DEPARTMENT OF THE TREASURY   PART 2 -- CERTIFICATION --                                PART 3 --
 INTERNAL REVENUE SERVICE    Under penalties of perjury, I certify that:               TIN applied for  [  ]



    PAYOR'S REQUEST FOR      (1) The number shown on this form is my correct Taxpayer
  TAXPAYER IDENTIFICATION        Identification Number (or I am waiting for a number
    NUMBER ("TIN") AND           to be issued to me);
       CERTIFICATION
                             (2) I am not subject to backup withholding either
                                 because: (a) I am exempt from backup withholding, or
                                 (b) I have not been notified by the Internal Revenue
                                 Service (the "IRS") that I am subject to backup
                                 withholding as a result of a failure to report all
                                 interest or dividends, or (c) the IRS has notified
                                 me that I am no longer subject to backup
                                 withholding; and
                             (3) I am a United States person (including a United
                                 States resident alien).
                             --------------------------------------------------------------------------------------
                             You must cross out item (2) of the above certification if you have been notified by the IRS that you are currently subject to backup withholding tax because you have failed to report all interest and dividends on your tax return.

                             Signature: ------------------------------------------     Date: -------------------- ,
                                                                                       2004
-------------------------------------------------------------------------------------------------------------------


NOTE: FAILURE BY A PROSPECTIVE HOLDER OF EXCHANGE NOTES TO BE ISSUED PURSUANT TO THE SPECIAL ISSUANCE INSTRUCTIONS ABOVE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING TAX OF 28% OF THE EXCHANGE NOTES DELIVERED TO YOU PURSUANT TO THE EXCHANGE OFFER AND ANY PAYMENTS RECEIVED BY YOU IN RESPECT OF THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 1
                             OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER


     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.


         ------------------------------                    ------------------------------
                   SIGNATURE                                            DATE